                                                             EXHIBIT 10.3

                              WITHDRAWAL AGREEMENT


         This Withdrawal Agreement (this "Agreement") is dated as of ______________, 1997, by and among U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), U.S. Restaurant Properties Master L.P., a Delaware limited partnership ("USRP"), U.S. Restaurant Properties Operating L.P., a Delaware limited partnership (the "Operating Partnership" and, together with USRP, the "Partnerships"), and QSV Properties, Inc., a Delaware corporation ("QSV").

                                    RECITALS:

         WHEREAS, QSV is the managing general partner of USRP and the Operating Partnership;

         WHEREAS, USRP is proposing to convert (the "Conversion") its structure from being a limited partnership to being a corporation taxable as a real estate investment trust for federal income tax purposes;

         WHEREAS, the Conversion will be effected through one of two alternative methods: (i) the merger (the "Merger") of a partnership subsidiary of the Company into USRP with USRP being the surviving entity and pursuant to the merger agreement (the "Merger Agreement") all outstanding units of beneficial interest in USRP (the "Units") will be automatically converted into shares of common stock of the Company (the "Common Stock") and USRP will become a subsidiary of the Company or (ii) the amendment of the partnership agreement of USRP (the "Master Partnership Agreement") to permit holders of Units to exchange their Units for shares of Common Stock from time to time and to require holders of Units to exchange such Units for shares of Common Stock prior to the transfer of the Units to unaffiliated third parties (the "Exchange Alternative"), each as more fully described in the Proxy Statement/Prospectus (as defined below);

         WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission containing a proxy statement/prospectus (the "Proxy Statement/Prospectus") for delivery to the holders of the Units in connection with the solicitation of their approval of the Conversion; and

         WHEREAS, in connection with the Conversion, QSV will withdraw as managing general partner of USRP and the Operating Partnership upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Withdrawal. QSV hereby agrees to withdraw (the "Withdrawal") as managing general partner of the Partnerships effective as of August 31, 1997 (unless such date is extended by the special committee (the "Special Committee") of the Board of Directors of QSV, in its sole discretion). The effectiveness of QSV's withdrawal as managing general partner, however, is contingent upon receipt of the Acquisition Price (as defined below). The date on which QSV withdraws as managing general partner of the Partnerships is hereinafter referred to as the "Withdrawal Date."

         Section 2. EFFECT OF WITHDRAWAL.

                  (a) THE MERGER ALTERNATIVE. If the Conversion is effected by the Merger, pursuant to the terms of the Merger Agreement, QSV's general partner interest in USRP (the "USRP Interest") will be converted into the right to receive 1% of the number of shares of Common Stock issued pursuant to the Merger (after giving effect to such additional 1% interest in USRP). All of QSV's interest in the Operating Partnership, including, without limitation, (i) its allocable share of income, profits, loss and distributions of the Operating Partnership and (ii) its rights under Section 9.3 of the partnership agreement of the Operating Partnership (the "Operating Partnership Agreement") and
         Section 9.3 of the Master Partnership Agreement (collectively, the "General Partner Interest") will be converted into units representing a limited partnership interest in the Operating Partnership (the "OP Units"), pursuant to the terms of the Operating Partnership Agreement in such amount as is provided for in Section 3 hereof.

                  (b) THE EXCHANGE ALTERNATIVE. If the Conversion is effected through the Exchange Alternative, QSV's general partner interest in USRP will be converted into 1% of the outstanding Units (after giving effect to such additional 1% of Units outstanding), pursuant to the terms of the Master Partnership Agreement and the General Partner Interest will be assigned to USRP in exchange for Units, in such amount as is provided for in Section 3 hereof.

                  (c) MERGER OF QSV. Regardless of how the Conversion is effected, QSV shall have the right, exercisable at any time prior to the ______ anniversary hereof, to merge directly into the Company and receive the Initial Share Consideration and/or the Contingent Share Consideration in shares of Common Stock, provided that such merger will not adversely affect the Company's ability to qualify as a "real estate investment trust" under the provisions of the Internal Revenue Code of 1986, as amended. If QSV merges with the Company following receipt of either the Initial Share Consideration or the Contingent Share Consideration, QSV shall be entitled to receive, in exchange for its outstanding capital stock, the number of shares of Common Stock for which the Units and/or OP Units held by QSV at such time would be exchangeable pursuant to the terms of the Master Partnership Agreement or Operating Partnership Agreement, as applicable. At the time of such merger, QSV shall also have the right to receive such additional number of shares of Common Stock for which the Units or OP

         Units held by QSV as a result of the exercise at an option held by QSV as of the date hereof would be exchangeable pursuant to the terms of the Master Partnership Agreement or Operating Partnership Agreement, as applicable.

         Section 3. ACQUISITION PRICE.

                  (a) In consideration for the conversion or assignment of the General Partner Interest, in either case as provided for above, and the conversion of the USRP Interest, QSV will be paid the Acquisition Price. The Acquisition Price consists of two components: (i) the initial share consideration (the "Initial Share Consideration") and
         (ii) the contingent share consideration (the "Contingent Share Consideration"). The Initial Share Consideration is equal to 850,000 shares of Common Stock, and shall consist of shares of Common Stock, Units and/or OP Units, depending on how the Conversion is effected, as more fully described above (collectively, the "Initial Shares"). The number of Initial Shares issuable upon the conversion or assignment of the General Partner Interest shall consist of 850,000 Units or OP Units minus the number of shares of Common Stock or Units (on a one-for-one basis) received by QSV in connection with the conversion of the USRP Interest upon its withdrawal as managing general partner of USRP. The number of Initial Shares issuable to QSV, including the number of shares of Common Stock or Units issuable to QSV upon its conversion of the USRP Interest, shall be subject to adjustment to give effect to certain dilutive events, as more fully described below. The Initial Shares shall be issued by the Company, USRP or the Operating Partnership, as applicable, as soon as practicable following the Withdrawal Date, but in no event later than 30 days thereafter.

                  (b) The Contingent Share Consideration is equal to up to a maximum of 550,000 of Units and/or OP Units, depending on how the Conversion is effected (collectively, the "Contingent Shares" and, together with the Initial Shares, the "Acquisition Shares"), which number of Contingent Shares shall be adjusted to give effect to certain dilutive events as more fully described below. The exact number of Contingent Shares to be issued will be determined by dividing (i) the amount by which the MGP Net Income (as defined below) for year ending December 31, 2000 exceeds $3,612,500 by (ii) $4.25, and rounding a resulting number up to the nearest whole number. "MGP Net Income" means the dollar amount of fees and distributions which would otherwise have been payable to QSV, as the managing general partner of the Partnerships for the year ending December 31, 2000 by the Partnerships pursuant to the General Partner Interest and the USRP Interest had QSV operated the Operating Partnership on a continuous basis from the Withdrawal Date through December 31, 2000 less $775,000. For example, if the MGP Net Income for the year 2000 is $5,100,000 ($5,875,000 of revenues less $775,000) then the Contingent Share Consideration will be equal to 350,000 Contingent Shares. The Contingent Shares, if any, shall be issued by USRP or the Operating Partnership, as applicable, as soon as practicable following the end of fiscal year 2000 but in no event later than March 31, 2001.

         Section 4. REPRESENTATIONS AND WARRANTIES OF QSV. QSV hereby represents and warrants to the Company, USRP and the Operating Partnership as of the date hereof and as of the Withdrawal Date, as follows:

                  (a) ORGANIZATION AND AUTHORITY. QSV is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, right and authority to acquire the Acquisition Shares and to enter into a carry out its obligations under this Agreement.

                  (b) AUTHORIZATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by QSV and no further procedure or action of QSV is necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by QSV and constitutes the valid and binding agreement of QSV, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) TITLE TO CONVERTED INTERESTS. QSV owns, and upon the conversion of the Operating Partnership General Partner Interest and the USRP Interest, the Company, USRP and/or the Operating Partnership, as applicable, will own, all right, title and interest (legal and beneficial) in and to, the Operating Partnership General Partner Interest and the USRP Interest free and clear of all mortgages, pledges, liens, charges, security interests, restrictions, adverse claims, demands and encumbrances whatsoever.

                  (d) CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement by QSV nor the consummation by QSV of the transactions contemplated hereby (i) conflicts with or results in any breach of any provision of the certificate of incorporation or bylaws of QSV, (ii) violates, conflicts with, constitutes a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or results in the termination of, or accelerates the performance required by, or results in the creation of any lien or other encumbrance upon any of the properties or assets of QSV under the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which QSV is a party or to which QSV or its properties or assets are subject, or (iii) requires any consent, approval, authorization or permit or filing with or notification of any court, governmental authority or other regulatory or administrative agency or commission, or other third party.

                  (e) LITIGATION. As of the date of this Agreement, there is no action, suit or proceeding pending against or, to the best knowledge of QSV, threatened against or affecting QSV before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

                  (f) INVESTMENT PURPOSE. QSV is acquiring the Acquisition Shares for investment and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Acquisition Shares within the meaning of the Securities Act of 1933, as amended.

         Section 5. REPRESENTATION AND WARRANTIES OF THE COMPANY, USRP AND THE OPERATING PARTNERSHIP. The Company, USRP and the Operating Partnership represent and warrant to QSV, as of the date hereof and as of the Withdrawal Date, as follows:

                  (a) ORGANIZATION AND RELATED MATTERS. The Company is a corporation and each of USRP and the Operating Partnership is a limited partnership, in each case duly organized, validly existing and in good standing under the laws of the applicable jurisdiction of its organization, and each has full corporate or partnership power, as applicable, right and authority to enter into and carry out its obligations under this Agreement.

                  (b) AUTHORIZATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by each of the Company, USRP and the Operating Partnership, and no further corporate or partnership proceeding or action on the part of any of the Company, USRP or the Operating Partnership is necessary to authorize this Agreement and the transactions contemplated hereby other than the approval of the Conversion by limited partners of USRP. This Agreement has been duly executed and delivery by each of the Company, USRP and the Operating Partnership and constitutes the valid and binding agreement of each of the Company, USRP and the Operating Partnership, enforceable against each of them in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement by any of the Company, USRP or the Operating Partnership nor the consummation by the Company, USRP and the Operating Partnership of the transactions contemplated hereby (i) conflicts with or results in any breach of any provision of the articles of incorporation, bylaws, partnership agreement or similar documents, as applicable, of the Company, USRP or the Operating Partnership, (ii) violates, conflicts with, constitutes a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or results in the termination of, or accelerates the performance required by, or results in the creation of any lien or other encumbrance upon any of the properties, or assets of any of the Company, USRP or the Operating Partnership under the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company, USRP or the Operating Partnership is a party or to which any of the Company, USRP or the Operating Partnership or their respective properties or assets are subject, or (iii) requires any consent, approval, authorization or permit of or from, or filing with or notification of, any court, governmental authority or other regulatory or administrative agency or commission, domestic or foreign, or other third party other than the approval of the Proxy Statement/Prospectus by the Securities and Exchange Commission and the authorization of the issuance of the shares of Common Stock pursuant to Conversion under applicable state securities and "blue sky" laws.

                  (d) LITIGATION. As of the date of this Agreement, there is no action, suit or proceeding pending against, or to the best knowledge of any of the Company, USRP or the Operating Partnership, threatened against or affecting any of the Company, USRP or the Operating Partnership before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

         Section 6. ADJUSTMENTS OF NUMBER OF ACQUISITION SHARES. The number of Acquisition Shares issuable pursuant to Section 3 hereof, shall, prior to the date of their issuance, be subject to certain adjustments from time to time upon the happening of certain events as follows:

                  In case the Company or USRP shall (a) declare a dividend or make a distribution on its outstanding shares of Common Stock or Units, as applicable, in shares of capital stock of the Company or units of USRP, (b) subdivide or reclassify its outstanding shares of Common Stock or Units, as applicable, into a greater number of shares or units, or (c) combine or reclassify its outstanding shares of Common Stock or Units, as applicable, into a smaller number of shares or Units, the number of Acquisition Shares issuable hereunder, at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that QSV shall be entitled to receive the number of shares of Common Stock (either directly or indirectly upon the exchange of OP Units) or Units which it would have owned or been entitled to receive had such Acquisition Shares been issued immediately prior to such time. Such adjustments shall be made successively whenever any events specified above shall occur.

         Section 7. EFFECT OF RECLASSIFICATION, CONSOLIDATION, SALE, MERGER, LEASE OR CONVEYANCE.

                  (a) In case of any consolidation with or merger of the Company or USRP, as applicable, into another entity (or than the Merger or any merger or consolidation in which the Company or USRP, as applicable, is the continuing entity) or in the case of any sale, lease or conveyance of assets to another entity of the properties of the Company or USRP, as applicable, as an entirety or substantially as an entirety, the successor, leasing or purchasing entity, as the case may be, shall execute with QSV an amendment to this Agreement providing that QSV shall have the right thereafter to acquire the kind and amount of shares of stock, other securities, property or cash, or any combination thereof, receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of Acquisition Shares to which QSV was then entitled pursuant to the terms of this Agreement.

                  (b) In case of any reclassification or change of the shares of Common Stock, Units or OP Units, as applicable, issuable as part of the Acquisition Shares, or in case of any consolidation or merger of another entity into the Company or USRP, as applicable, in which the Company or USRP, as applicable, is the continuing entity and in which there is a reclassification or change (including a change in the right to receive cash or other property) of the shares of Common Stock or Units, as applicable, the Company or USRP shall execute with QSV an amendment to this Agreement providing that QSV shall have the right thereafter to acquire the kind and amount of shares of stock, other securities, property or cash, or any combination thereof, receivable upon such reclassification, change, consolidation or merger by a holder of the number of Acquisition Shares which QSV was entitled to receive pursuant to the terms of this Agreement immediately prior to such reclassification, change, consolidation or merger.

         Section 8. CHANGE IN CONTROL OF THE COMPANY.

                  (a) If a Change in Control (as hereinafter defined) of the Company or USRP, as applicable, occurs prior to the earlier of the date on which all of the Acquisition Shares issuable to QSV pursuant to the terms hereof have been issued or December 31, 2000, (i) if the Company or USRP is the surviving or resulting entity in any such Change in Control, then within 30 days following the consummation of such Change in Control, USRP or the Operating Partnership, as applicable, shall issue to QSV all 550,000 Contingent Shares, and (ii) if the Company or USRP, as applicable, is not the surviving or resulting entity in Change in Control, then within five business days following the announcement of any such Change in Control, but in no event later than the business day immediately prior to the consummation of the Change in Control, USRP or the Operating Partnership, as applicable, shall issue to QSV all 550,000 Contingent Shares.

                  (b) For purposes of this Agreement, "Change in Control" shall have occurred if any of the following events occurs:

                           (i) the Company or USRP, as applicable, is merged,
                  consolidated or reorganized into or with another entity that is not an affiliate of the Company or USRP and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such entity immediately after such transaction are held in the aggregate by the holders of shares of Common Stock or Units, as applicable, immediately prior to such transaction; or

                           (ii) the Company or USRP, as applicable, sells all or
                  substantially all of its assets to another entity that is not an affiliate of the Company or USRP, less than a majority of the combined voting power of then-outstanding voting securities of which are held, directly or indirectly, in the aggregate by the holders of the Common Stock or Units, as applicable, immediately prior to such sale.

         Section 9. RESTRICTIONS ON TRANSFER.

                  (a) QSV hereby agrees for a period of two years from the respective date of issuance not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, any of the Initial Shares or the Contingent Shares without the prior consent of the Special Committee (or any other committee of the Board of Directors of the Company or QSV, as applicable, consisting exclusively of non-employee directors who do not have an ownership interest in QSV), except for distributions, from time to time, by QSV of Initial Shares and/or Contingent Shares to its stockholders, provided such stockholders enter into an agreement with the Company or USRP, as applicable, to be bound by terms of this Section 9.

                  (b) QSV understands and acknowledges that the issuance of the Initial Shares and the Contingent Shares has not and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), on the grounds that the offering and sale of the Initial Shares and the Contingent Shares are exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D thereunder, and that accordingly each of the certificates representing any of the Initial Shares or the Contingent Shares will bear the following legend:

                           THE SECURITIES REPRESENTED BY THIS
                           CERTIFICATE HAVE NOT BEEN REGISTERED
                           UNDER THE SECURITIES ACT OF 1933, AS
                           AMENDED, OR QUALIFIED OR REGISTERED
                           UNDER APPLICABLE STATE BLUE SKY

                           LAWS. THIS CERTIFICATE MAY NOT BE SOLD,
                           TRANSFERRED, HYPOTHECATED OR OTHERWISE
                           ASSIGNED EXCEPT PURSUANT TO (1) A
                           REGISTRATION STATEMENT THAT IS EFFECTIVE
                           UNDER SUCH ACT, (2) RULE 144 UNDER SUCH
                           ACT (OR ANY OTHER EXEMPTION FROM
                           REGISTRATION UNDER SUCH ACT RELATING
                           TO THE DISPOSITION OF SECURITIES) OR (3)
                           AN OPINION OF COUNSEL REASONABLY
                           SATISFACTORY TO THE ISSUER THAT SUCH AN
                           EXEMPTION FROM THE REGISTRATION
                           REQUIREMENTS OF SUCH ACT IS AVAILABLE.

         Section 10. MISCELLANEOUS.

                  (a) APPLICABLE LAW. THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN DALLAS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, WILL BE LAID IN DALLAS COUNTY, TEXAS.

                  (b) NOTICES. All notices, demands, requests or other communications that may be or are required to be given, served or sent by either party to the other party pursuant to this Agreement will be in writing and will be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram or facsimile transmission addressed as follows:

                           (i)  If to the Company:

                                U.S. Restaurant Properties, Inc.
                                5310 Harvest Hill Road, Suite 270
                                Dallas, Texas 75230
                                Facsimile Transmission Number: (972) 490-9119 Attn:_______________________

                          (ii)  If to USRP:

                                U.S. Restaurant Properties Master L.P.
                                5310 Harvest Hill Road, Suite 270
                                Dallas, Texas 75230
                                Facsimile Transmission Number: (972) 490-9119 Attn:_______________________

                         (iii)  If to the Operating Partnership:

                                U.S. Restaurant Properties Operating L.P.
                                5310 Harvest Hill Road, Suite 270
                                Dallas, Texas 75230
                                Facsimile Transmission Number: (972) 490-9119 Attn:_______________________

                          (iv)  If to QSV:

                                QSV Properties, Inc.
                                5310 Harvest Hill Road, Suite 270
                                Dallas, Texas 75230
                                Facsimile Transmission Number: (972) 490-9119 Attn:_______________________

         Any party may designate by written notice a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

                  (c) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which will be deemed to be a single agreement. This Agreement will be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart.

                  (d) SEVERABILITY. If any of the provisions of this Agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties will be construed and enforced accordingly. The parties acknowledge that if any provision of this Agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

                  (e) THIRD PARTIES. Except as set forth or referred to in this Agreement, nothing in this Agreement is intended or will be construed to confer upon or give to any party other than the parties to this Agreement and their successors and permitted assigns, if any, any rights or remedies under or by reason of this Agreement.

                  (f) ASSIGNMENT. Neither this Agreement nor any rights or obligations under this Agreement may be assigned or delegated without the written consent of the other parties to this Agreement.

                  (g) SURVIVAL. The representations and warranties contained in this Agreement will survive the consummation of the transactions contemplated by this Agreement.

                  (h) FURTHER ASSURANCES. Each party to this Agreement agrees to take such further action and execute and deliver such other documents as may be reasonably necessary to effectuate the intent of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

                                  U.S. RESTAURANT PROPERTIES, INC.


                                  By:
                                     ------------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------


                                 U.S. RESTAURANT PROPERTIES MASTER L.P.

                                 By:  QSV Properties, Inc.,
                                      its managing general partner

                                  By:
                                     ------------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------


                                 U.S. RESTAURANT PROPERTIES OPERATING L.P.

                                 By:  QSV Properties, Inc.,
                                      its managing general partner

                                  By:
                                     ------------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------


                                 QSV PROPERTIES, INC.


                                  By:
                                     ------------------------------------
                                      Name:
                                           ------------------------------
                                      Title:
                                            -----------------------------